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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of report (Date of earliest event reported): December 16, 1997




                   DAKOTA TELECOMMUNICATIONS GROUP, INC.
            (Exact Name of Registrant as Specified in Charter)



              DELAWARE                 333-22025            91-1845100
      (State or Other Jurisdic-       (Commission          (IRS Employer
       tion of Incorporation)         File Number)       Identification No.)


           29705 453RD AVENUE
          IRENE, SOUTH DAKOTA                                57037-0066
(Address of principal executive offices)                     (Zip Code)


                              (605) 263-3301
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          On December 19, 1997, Dakota Telecommunications Group, Inc. (the "Company") sold a total of 49,213 shares of its common stock, no par value, to the Dakota Telecommunications Group, Inc. Employee Stock Ownership Plan ("ESOP") for an aggregate purchase price of $1,000,000. The funds to purchase the stock were obtained by the ESOP through a commercial bank loan which was guaranteed by the Company and the proceeds will be used by the Company for general working capital requirements. The purchase price for the stock sold to the ESOP was determined based on a valuation performed by a nationally recognized appraisal firm and was discounted based on various factors determined by the appraisal firm to be appropriate in the ESOP transaction. A copy of the Dakota Telecommunications Group, Inc. Employee Stock Ownership Plan and the Stock Purchase Agreement pursuant to which stock was sold to the ESOP are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

          Also, on December 16, 1997, the Board of Directors of the Company declared a two-for-one stock split payable in the form of a dividend of one share of common stock, no par value, for each share of common stock outstanding. The record date for the stock split was January 1, 1998, with payment to be made January 15, 1998, or as soon thereafter as is practicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c) Exhibits. The following documents are filed as exhibits to this report on Form 8-K:

          10.1 Dakota Telecommunications Group, Inc. Employee Stock Ownership Plan (Effective July 22, 1997)

          10.2 Stock Purchase Agreement dated as of December 19, 1997 between Dakota Telecommunications Group, Inc. and Home Federal Savings Bank, as Trustee under the trust established pursuant to the Dakota Telecommunications Group, Inc. Employee Stock Ownership Plan

          99.1 Press Release issued on or about December 17, 1997 announcing two-for-one stock split









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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 9, 1998                  DAKOTA TELECOMMUNICATIONS
                                        GROUP, INC.


                                        By /S/ CRAIG A. ANDERSON
                                           Craig A. Anderson
                                           Executive Vice President and
                                           Chief Financial Officer



































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                               EXHIBIT INDEX


EXHIBIT NUMBER           DOCUMENT
--------------           --------


10.1 Dakota Telecommunications Group, Inc. Employee Stock Ownership Plan (Effective July 22, 1997)

10.2 Stock Purchase Agreement dated as of December 19, 1997 between Dakota Telecommunications Group, Inc. and Home Federal Savings Bank, as Trustee under the trust established pursuant to the Dakota Telecommunications Group, Inc. Employee Stock Ownership Plan

99.1 Press Release issued on or about December 17, 1997 announcing two-for-one stock split